UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF FLORIDA

CASE NO. 08-61517-CIV -GOLD/McALILEY

SECURITIES AND EXCHANGE
 COMMISSION,

Plaintiff,

v.

VIDEO WITHOUT BOUNDARIES, INC.,
d/b/a CHINA LOGISTICS GROUP, INC.,
VERNON JEFFREY HARRELL, AND
DAVID J. AUBEL,

Defendants.
__________________________________________

CONSENT OF DEFENDANT VIDEO WITHOUT
BOUNDARIES. INC . d/b/a CHINA LOGISTICS GROUP. INC.

1.           Defendant Video Without Boundaries, Inc., d/b/a China Logistics Group, Inc. ("China Logistics") acknowledges having been served with the complaint in this action, enters a general appearance, and admits the Court's jurisdiction over it and over the subject matter of this action.
2.           Without admitting or denying the allegations of the complaint (except as to personal and subject matter jurisdiction, which China Logistics admits), China Logistics consents to the entry of the Judgment of Permanent Injunction and Other Relief in the attached form (the "Judgment") and incorporated by reference herein, which, among other things:
(a)           permanently restrains and enjoins China Logistics from violation of Sections 5(a) and 5(c) of the Securities Act of 1933 ("Securities Act"), 15 U.S.C. §§ 77e(a) and 77e(c);

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(b)           permanently restrains and enjoins China Logistics from violation of Section 1 0(b) of the Securities Exchange Act of 1934 ("Exchange Act"), 15 U.S.C. § 78j(b), and Rule l0b-5 promulgated thereunder, 17 C.F.R. §240.l0b-5;
(c)           permanently restrains and enjoins China Logistics from violation of
Section 13(a) of the Exchange Act, 15 U.S.C. § 78m(a), and Rules 12b¬20, 13a-l, and 13a-13 thereunder, 17 C.F.R. §§ 240.12b-20, 240.13a-l, and 240. 13a-13; and
(d)           permanently restrains and enjoins China Logistics from violation of Sections 13(b)(2)(A) and 13(b)(2)(B) of the Exchange Act, 15 U.S.C. §§ 78m(b )(2)(A) and 8m(b )(2)(B).
3.           China Logistics agrees that, upon motion of the Commission, the Court shall determine whether it is appropriate to order disgorgement of ill-gotten gains and, if so, the amount of the disgorgement. China Logistics further understands that, if disgorgement is ordered, China Logistics shall pay prejudgment interest thereon, calculated from December 31, 2006, based on the rate of interest used by the Internal Revenue Service for the underpayment of federal income tax as set forth in 26 U.S.C. § 6621(a)(2). China Logistics further agrees that in connection with the Commission's motion for disgorgement, and at any hearing held on such a motion: (a) China Logistics will be precluded from arguing that it did not violate the federal securities laws as alleged in the complaint; (b) China Logistics may not challenge the validity of this Consent or the Judgment; (c) solely for the purposes of such motion, the allegations of the complaint shall be accepted as and deemed true by the Court; and (d) the Court may determine the issues raised in the motion on the basis of affidavits, declarations, excerpts of sworn

/s/ W.C.                                                                2
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deposition or investigative testimony, and documentary evidence, without regard to the standards for summary judgment contained in Rule 56(c) of the Federal Rules of Civil Procedure. In connection with the Commission's motion for disgorgement, the parties may take discovery, including discovery from appropriate non-parties.
4.           China Logistics waives the entry of findings of fact and conclusions of law pursuant to Rule 52 of the Federal Rules of Civil Procedure.
5.           China Logistics waives the right, if any, to a jury trial and to appeal from the entry of the Judgment.
6.           China Logistics enters into this Consent voluntarily and represents that no threats, offers, promises, or inducements of any kind have been made by the Commission or any member, officer, employee, agent, or representative of the Commission to China Logistics or anyone acting on its behalf to induce China Logistics to enter into this Consent.
7.           China Logistics agrees that this Consent shall be incorporated into the Judgment with the same force and effect as if fully set forth therein.
8.           China Logistics will not oppose the enforcement of the Judgment on the ground, if any exists, that it fails to comply with Rule 65(d) of the Federal Rules of Civil Procedure, and hereby waives any objection based thereon.
9.           China Logistics waives service of the Judgment and agrees that entry of the Judgment by the Court and filing with the Clerk of the Court will constitute notice to China Logistics of its terms and conditions. China Logistics further agrees to provide counsel for the Commission, within thirty days after the Judgment is filed with the Clerk of the Court, with an affidavit or declaration stating it has received and read a copy of the Judgment.

/s/ W.C.                                                                3
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    10.           Consistent with 17 C.F.R. §202.5(f), this Consent resolves only the claims asserted against China Logistics in this civil proceeding. China Logistics acknowledges that no promise or representation has been made by the Commission or any member, officer, employee, agent, or representative of the Commission with regard to any criminal liability that may have arisen or may arise from the facts underlying this action or immunity from any such criminal liability. China Logistics waives any claim of Double Jeopardy based upon the settlement of this proceeding, including the imposition of any remedy or civil penalty herein. China Logistics further acknowledges that the Court's entry of a permanent injunction may have collateral consequences under federal or state law and the rules and regulations of self-regulatory organizations, licensing boards, and other regulatory organizations. Such collateral consequences include, but are not limited to, a statutory disqualification with respect to membership or participation in, or association with a member of, a self-regulatory organization. This statutory disqualification has consequences that are separate from any sanction imposed in an administrative proceeding. In addition, in any disciplinary proceeding before the Commission based on the entry of the injunction in this action, China Logistics understands that it shall not be permitted to contest the factual allegations of the complaint in this action.
11.           China Logistics understands and agrees to comply with the Commission's policy "not to permit a defendant or respondent to consent to a judgment or order that imposes a sanction while denying the allegation in the complaint or order for proceedings." 17 C.F.R. §202.5. In compliance with this policy, China Logistics agrees: (i) not to take any action or to make or permit to be made any public statement denying, directly or indirectly, any allegation in the complaint or creating the impression that the complaint is without factual basis; and (ii) that upon the filing of this Consent, China Logistics hereby withdraws any papers filed in this action

/s/ W.C.                                                                4
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to the extent that they deny any allegation in the complaint. If China Logistics breaches this agreement, the Commission may petition the Court to vacate the Judgment and restore this action to its active docket. Nothing in this paragraph affects China Logistics's: (i) testimonial obligations; or (ii) right to take legal or factual positions in litigation or other legal proceedings in which the Commission is not a party.
12.           China Logistics hereby waives any rights under the Equal Access to Justice Act, the Small Business Regulatory Enforcement Fairness Act of 1996, or any other provision of law to seek from the United States, or any agency, or any official of the United States acting in his or her official capacity, directly or indirectly, reimbursement of attorney's fees or other fees, expenses, or costs expended by China Logistics to defend against this action. For these purposes, China Logistics agrees it is not the prevailing party in this action since the parties have reached a good faith settlement.
13.           China Logistics agrees the Commission may present the Judgment to the Court for signature and entry without further notice.
14.           China Logistics agrees that this Court shall retain jurisdiction over this matter for the purpose of enforcing the terms of the Judgment.

Dated: 02 – 25, 2009	/s/ Wei Chen
Wei Chen, on behalf of Defendant Video Without Boundaries, Inc., d/b/a China Logistics Group, Inc.

/s/ W.C.                                                                5
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		People’s Republic of China	)
	)	Municipality of Shanghai	)
	) ss:	Consulate General of the	)
COUNTY OF __________	)	United States of America	)

On this 25th day of Feb, 2009, Wei Chen, who __ is personally known to me or __ who produced a passport G09091583 ~~driver's license~~ (or other legal identification) bearing his name and photograph as identification, personally appeared before me and acknowledged executing the foregoing Consent.
/s/ John L. Junk
John L. Junk
Consul of the United States
Of America

Notary Public

PRESIDENTIAL COMMISSIONS DO NOT EXPIRE
Commission Expires:

Approved as to form:

/s/ Adam Palmer FOR
Carl F. Schoeppl, Esq.
Schoeppl & Burke, P.A.
4651 North Federal Highway
Boca Raton, Florida 33431-5133
Attorney for China Logistics Group, Inc.

/s/ W.C.                                                                6
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